Exhibit 1.1

UNDERWRITING AGREEMENT

between

ADIAL PHARMACEUTICALS, INC.,

and

JOSEPH GUNNAR & CO., LLC

as Representative of the Several Underwriters

ADIAL PHARMACEUTICALS, INC.

UNDERWRITING AGREEMENT

New York, New York

[●], 2017

Joseph Gunnar & Co., LLC

As Representative of the several Underwriters named on Schedule 1 attached hereto

30 Broad Street, 11th Floor

New York, New York 10004

Ladies and Gentlemen:

The undersigned, Adial Pharmaceuticals, Inc., a corporation formed under the laws of the State of Delaware (the “Company” and, together with Adial Pharmaceuticals, L.L.C., a Virginia limited liability company, and APL Conversion Corp., a Virginia corporation, the “Company Parties”), hereby confirms its agreement (this “Agreement”) with Joseph Gunnar & Co., LLC (hereinafter referred to as “you” (including its correlatives) or the “Representative”) and with the other underwriters named on Schedule 1 hereto for which the Representative is acting as representative (the Representative and such other underwriters being collectively called the “Underwriters” or, individually, an “Underwriter”) as follows:

1. Purchase and Sale of Shares.

1.1 Firm Shares.

1.1.1 Nature and Purchase of Firm Shares.

(i) On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the several Underwriters, an aggregate of [●] shares (the “Firm Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”).

(ii) The Underwriters, severally and not jointly, agree to purchase from the Company the number of Firm Shares set forth opposite their respective names on Schedule 1 attached hereto and made a part hereof at a purchase price of $[●] per Firm Share [●]% of the per Firm Share offering price). The Firm Shares are to be offered initially to the public at the offering price set forth on the cover page of the Prospectus (as defined in Section 2.1.1 hereof).

1.1.2  Firm Shares Payment and Delivery.

(i) Delivery and payment for the Firm Shares shall be made at 10:00 a.m., Eastern time, on the third (3rd) Business Day following the effective date (the “Effective Date”) of the Registration Statement (as defined in Section 2.1.1 below) (or the fourth (4th) Business Day following the Effective Date if the Registration Statement is declared effective after 4:01 p.m., Eastern time) or at such earlier time as shall be agreed upon by the Representative and the Company, at the offices of Blank Rome LLP, 405 Lexington Avenue, New York, NY 10174 (“Representative’s Counsel”), or at such other place (or remotely by facsimile or other electronic transmission) as shall be agreed upon by the Representative and the Company. The hour and date of delivery of and payment for the Firm Shares is called the “Closing Date.”

(ii) Payment for the Firm Shares shall be made on the Closing Date by wire transfer in federal (same day) funds, payable to the order of the Company upon delivery of the certificates (in form and substance satisfactory to the Underwriters) representing the Firm Shares (or through the facilities of the Depository Trust Company (“DTC”)) for the account of the Representative. The Firm Shares shall be registered in such name or names and in such authorized denominations as the Representative may request in writing at least two (2) full Business Days prior to the Closing Date. The Company shall not be obligated to sell or deliver the Firm Shares except upon tender of payment by the Representative for all of the Firm Shares. The term “Business Day” means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions are authorized or obligated by law to close in New York, New York.

1.2  Over-allotment Option.

1.2.1 Additional Shares. The Company hereby grants to the Underwriters an option (the “Over-allotment Option”) to purchase up to an additional [●] shares of Common Stock, representing up to 15% of the Firm Shares sold in the Offering (the “Additional Shares”), for the purpose of covering over-allotment of such securities, if any. The purchase price to be paid per Additional Share shall be equal to the price per Firm Share set forth in Section 1.1.1 hereof. The Firm Shares and the Additional Shares are hereinafter referred to together as the “Public Securities.” The offering and sale of the Public Securities is herein referred to as the “Offering”.

1.2.2  Exercise of Option. The Over-allotment Option granted pursuant to Section 1.2.1 hereof may be exercised by the Representative as to all (at any time) or any part (from time to time) of the Additional Shares within 45 days after the Effective Date. The Underwriters shall not be under any obligation to purchase any Additional Shares prior to the exercise of the Over-allotment Option. The Over-allotment Option granted hereby may be exercised by the giving of oral notice to the Company from the Representative, which shall be confirmed in writing by overnight mail or facsimile or other electronic transmission, setting forth the number of Additional Shares to be purchased and the date and time for delivery of and payment for the Additional Shares (the “Option Closing Date”), which shall not be later than one (1) Business Day after the date of the notice or such other time as shall be agreed upon by the Company and the Representative, at the offices of Representative’s Counsel or at such other place (including remotely by facsimile or other electronic transmission) as shall be agreed upon by the Company and the Representative. If such delivery and payment for the Additional Shares does not occur on the Closing Date, the Option Closing Date will be as set forth in the notice. Upon exercise of the Over-allotment Option with respect to all or any portion of the Additional Shares, subject to the terms and conditions set forth herein, (i) the Company shall become obligated to sell to the Underwriters the number of Additional Shares specified in such notice and (ii) each of the Underwriters, acting severally and not jointly, shall purchase that portion of the total number of Additional Shares then being purchased that the number of Firm Shares as set forth in Schedule 1 opposite the name of such Underwriter bears to the total number of Firm Shares, subject, in each case, to such adjustments as the Representative, in its sole discretion, shall determine.

1.2.3 Payment and Delivery. Payment for the Additional Shares shall be made on the Option Closing Date by wire transfer in federal (same day) funds, payable to the order of the Company upon delivery to you of certificates (in form and substance satisfactory to the Underwriters) representing the Additional Shares (or through the facilities of DTC for the account of the Underwriters). The Additional Shares shall be registered in such name or names and in such authorized denominations as the Representative may request in writing at least two (2) full Business Days prior to the Option Closing Date. The Company shall not be obligated to sell or deliver the Additional Shares except upon tender of payment by the Representative for applicable Additional Shares. The Option Closing Date may be simultaneous with, but not earlier than, the Closing Date; and in the event that such time and date are simultaneous with the Closing Date, the term “Closing Date” shall refer to the time and date of delivery of the Firm Shares and Additional Shares.

1.3 Representative’s Warrants.

1.3.1 Purchase Warrants. The Company hereby agrees to issue and sell to the Representative (and/or its designees) on the Closing Date an option (“Representative’s Warrant”) for the purchase of an aggregate of [●] shares of Common Stock (which is equal to an aggregate of 4% of the Firm Shares sold in the Offering), for an aggregate purchase price of $100.00. The Representative’s Warrant agreement, in the form attached hereto as Exhibit A (the “Representative’s Warrant Agreement”), shall be exercisable, in whole or in part, commencing on a date which is one (1) year after the Effective Date and expiring on the five-year anniversary of the Effective Date at an initial exercise price per share of Common Stock of $[●], which is equal to 125% of the public offering price of each Firm Share. The Representative’s Warrant Agreement and the shares of Common Stock issuable upon exercise thereof are sometimes hereinafter referred to together as the “Representative’s Securities.” The Representative understands and agrees that there are significant restrictions pursuant to FINRA Rule 5110 against transferring the Representative’s Warrant and the underlying shares of Common Stock during the one hundred eighty (180) days after the Effective Date and by its acceptance thereof shall agree that it will not sell, transfer, assign, pledge or hypothecate the Representative’s Warrant Agreement, or any portion thereof, or be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of such securities for a period of one hundred eighty (180) days following the Effective Date to anyone other than (i) an Underwriter or a selected dealer in connection with the Offering, or (ii) a bona fide officer or partner of the Representative or of any such Underwriter or selected dealer; and only if any such transferee agrees to the foregoing lock-up restrictions.

1.3.2 Delivery. Delivery of the Representative’s Warrant Agreement shall be made on the Closing Date and shall be issued in the name or names and in such authorized denominations as the Representative may request.

2.  Representations and Warranties of the Company. The Company, represents and warrants to the Underwriters as of the Applicable Time (as defined below), as of the Closing Date and as of the Option Closing Date, if any, as follows:

2.1 Filing of Registration Statement.

2.1.1 Pursuant to the Securities Act.

(i) The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement, including the related preliminary prospectus or prospectuses, relating to the Public Securities under the Securities Act of 1933, as amended (the “Securities Act”), on Form S-1 (No. 333-220368) (the “Initial Registration Statement”); and such Initial Registration Statement, and any post-effective amendment thereto, each in the form previously delivered to you, have been declared effective by the Commission, in such form. Other than a registration statement, if any, increasing the size of the Offering (a “Rule 462(b) Registration Statement”) filed pursuant to Rule 462(b) under the Securities Act, which will become effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission. The various parts of the Initial Registration Statement and the 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act and deemed by virtue of Rule 430A under the Securities Act to be part of the Initial Registration Statement at the time it became effective under the Securities Act, each as amended at the time such part of the Initial Registration Statement or Rule 462(b) Registration Statement, if any, became or hereafter becomes effective under the Securities Act, are hereafter collectively referred to as the “Registration Statement.”

All references in this agreement (this “Agreement”) to the Registration Statement, the Rule 462(b) Registration Statement, any Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”). For purposes of this Agreement, “Applicable Time” is [●][●].m. (New York City time) on the date of this Agreement.

(ii) The prospectus relating to the Public Securities and the Representative’s Securities, in the form first filed with the Commission pursuant to Rule 424(b) under the Securities Act, is hereafter referred to as the “Prospectus.” Any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter referred to as a “Preliminary Prospectus”; and the Preliminary Prospectus relating to the Public Securities, if any, as amended or supplemented immediately prior to the Applicable Time, is hereafter referred to as the “Pricing Prospectus.” Any “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act) relating to the Public Securities is hereafter referred to as an “Issuer Free Writing Prospectus”; and the Pricing Prospectus, as supplemented by the Issuer Free Writing Prospectuses, if any, listed in Schedule 2-B hereto, and the information included on Schedule 2A hereto, taken together, are hereafter referred to collectively as the “Pricing Disclosure Package.” As used herein “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act and “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act.

(iii) At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act) of the Public Securities and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405.

(iv) Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the regulations promulgated thereunder on the date of first use, and the Company has complied with the requirements of Rule 433 under the Securities Act with respect to each Issuer Free Writing Prospectus including, without limitation, all prospectus delivery, filing, record retention and legending requirements applicable to any such Issuer Free Writing Prospectus. The Company has not (i) distributed any offering material in connection with the Offering other than any Preliminary Prospectus, the Prospectus, and any Issuer Free Writing Prospectus set forth on Schedule II hereto, or (ii) filed, referred to, approved, used or authorized the use of any “free writing prospectus” as defined in Rule 405 under the Securities Act with respect to the Offering or the Public Securities, except for any Issuer Free Writing Prospectus set forth in Schedule 2-B hereto and any electronic road show previously approved by the Representative. The Company has retained in accordance with the Securities Act and the rules and regulations promulgated thereunder all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Securities Act and the rules and regulations promulgated thereunder. The Company has taken all actions necessary so that any “road show” (as defined in Rule 433 under the Securities Act) in connection with the offering of the Stock will not be required to be filed pursuant to the Securities Act and the rules and regulations thereunder.

2.1.2 Pursuant to the Exchange Act. The Company has filed with the Commission a Form 8-A (Accession No. 001-[●]) providing for the registration pursuant to Section 12(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the shares of Common Stock; and such Form 8-A has become effective under the Exchange Act. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the shares of Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration.

2.1.3 Testing the Waters Communications

(i) Each Written Testing-the-Waters Communications did not, as of the Applicable Time, and at all times through the completion of the public offer and sale of the Public Securities will not, include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus. Each Written Testing-the-Waters Communication did not, as of the Applicable Time, when taken together with the Pricing Disclosure Package, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to the Underwriters’ Information (as defined in Section 2.4.1 below).

(ii) No Company Party (a) has engaged in any Testing-the-Waters Communication other than Testing-the-Waters Communications with the consent of the Representative with entities that are qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are accredited investors within the meaning of Rule 501 under the Securities Act and (b) has authorized any third party to engage in Testing-the-Waters Communications. The Company reconfirms that the Representative has been authorized to act on its behalf in undertaking Testing-the-Waters Communications. No Company Party has distributed any Written Testing-the-Waters Communications other than those listed on Schedule 2-C hereto.

(iii) From the time of the initial confidential submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Company Parties engaged directly or through any person authorized to act on its behalf in any Testing-the-Waters Communication) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).

2.1.4 Road Show. The Company has filed publicly on EDGAR at least 15 calendar days prior to any “road show” (as defined in Rule 433 under the Securities Act), any confidentially submitted registration statement and registration statement amendments relating to the offer and sale of the Public Securities.

2.2 Stock Exchange Listing. The shares of Common Stock have been approved for listing on The NASDAQ Capital Market (the “NasdaqCM”), subject only to official notice of issuance.

2.3 No Stop Orders, etc. No stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission. No order preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission. The Company has complied in all material respects with each request (if any) from the Commission for additional information.

2.4 Disclosures in Registration Statement.

2.4.1 Compliance with Securities Act and 10b-5 Representation.

(i) Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder (the “Securities Act Regulations”). Each Preliminary Prospectus, the Prospectus and any amendment or supplement thereto, at the time each was filed with the Commission, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. Each Preliminary Prospectus delivered to the Underwriters for use in connection with this offering and the Prospectus was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(ii) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain, as of the date of such amendment or supplement, an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any information contained in or omitted from the Registration Statement or any amendment thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for use therein. The parties acknowledge and agree that such information provided by or on behalf of any Underwriter consists solely of the following disclosure contained in the “Underwriting” section of the Prospectus: (a) the second sentence of the second paragraph under the heading “Discounts”, (b) the first sentence under the heading “Stabilization” and (collectively, the “Underwriters’ Information”).

(iii) The Pricing Disclosure Package, as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Prospectus will not, as of its date, as of the Closing Date or as of any Option Closing Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each Issuer Free Writing Prospectus complies in all material respects with the applicable provisions of the Securities Act and the Securities Act Regulations, and does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus, and each Issuer Free Writing Prospectus listed in Schedule 2-B hereto, as supplemented by and taken together with the Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. No representation and warranty is made in this Section 1(d) with respect to the Underwriters’ Information.

2.4.2 Disclosure of Agreements. The agreements and documents described in the Registration Statement, the Pricing Disclosure Package and the Prospectus conform in all material respects to the descriptions thereof contained therein and there are no agreements or other documents required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which either the Company or the LLC is a party or by which the Company or LLC is or may be bound or affected and (i) that is referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus, or (ii) is material to the Company’s or the LLC’s business, has been duly authorized and validly executed by the Company or the LLC, as the case may be, is in full force and effect in all material respects and is enforceable against the Company or the LLC, or as the case may be, and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. None of such agreements or instruments has been assigned by the Company or LLC, and neither the Company, the LLC nor, to the Company’s knowledge, any other party is in default thereunder and no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder. To the best of the Company’s knowledge, performance by the Company Party which is a party thereto of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental, judicial, regulatory or administrative agency, body or court, domestic or foreign, having jurisdiction over the Company Parties or any of their assets or business (each, a “Governmental Entity”), including, without limitation, those relating to environmental laws and regulations.

2.4.3 Prior Securities Transactions. Since inception, no securities of any Company Party have been sold by the Company Parties or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by or under common control with a Company Party, except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Preliminary Prospectus.

2.4.4 Regulations. The statements set forth in the Pricing Prospectus and Prospectus under the caption “Description of Securities”, insofar as it purports to constitute a summary of the terms of the Common Stock, and under the captions “Shares Eligible for Future Sale,” “Material U.S. Federal Income Tax Consequences to Non-U.S. Holders of Our Common Stock,” “Certain Relationships and Related Transactions,” “Business—Implications of Being an Emerging Growth Company”, “Business—Government Regulation,” “Business—Legal Proceedings,” “Business—Intellectual Property,” “Underwriting,” “Risk Factors, and the statements in the Registration Statement under Item 14 thereof, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects.

2.4.5 No Other Distribution of Offering Materials. The Company Parties have not, directly or indirectly, distributed and will not distribute any offering material in connection with the Offering other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Securities Act and consistent with Section 3.2 below.

2.5 Changes After Dates in Registration Statement. Subsequent to the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package or the Prospectus, except as disclosed or contemplated therein and giving effect to the conversion/reincorporation transactions (the “Reorganization”) contemplated by the Terms and Conditions of the Plan of Entity Conversion Adial Pharmaceuticals L.L.C. into APL Conversion Corp in the form filed as Exhibit 3.8 to the Registration Statement (the “Plan of Conversion”) and the Agreement and Plan of Reorganization between APL Conversion Corp. and the Company in the form filed as Exhibit 3.11 to the Registration Statement (the “Merger Agreement”), (i) no Company Party has declared or paid any dividends, or made any other distribution of any kind, on or in respect of its capital stock, (ii) there has not been any material change in the capital stock or long-term or short-term debt of the Company, (iii) there have been no transactions entered into by a Company Party, other than in the ordinary course of business, which are material with respect to the Company Parties, individually or taken as a whole, (iv) neither Company Party has sustained any material loss or interference with its business or properties from fire, explosion, flood, earthquake, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and (v) there has not been any material adverse change or any development involving a prospective material adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting the business, general affairs, management, condition (financial or otherwise), results of operations, stockholders’ equity, properties or prospects of the Company, individually or taken as a whole (a “Material Adverse Change”). Since the date of the latest balance sheet included in the Registration Statement, the Pricing Disclosure Package or the Prospectus, no Company Party has incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company Parties, individually or taken as a whole, except for liabilities, obligations and transactions which are disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

2.6 Independent Accountants. Friedman LLP (the “Auditor”), who has certified the financial statements and supporting schedules and information of the Company Parties that are included in the Registration Statement, the Pricing Disclosure Package or the Prospectus are independent public accountants as required by the Securities Act, the Securities Act Regulations and the rules of the Public Company Accounting Oversight Board (“PCAOB”). The Auditor has not, during the periods covered by the financial statements included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, provided to the Company Parties any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

2.7 Financial Statements, etc. The financial statements, including the notes thereto, and the supporting schedules included in the Registration Statement, the Pricing Disclosure Package and the Prospectus present fairly in all material respects the consolidated financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company Parties; except as otherwise stated in the Registration Statement, the Pricing Disclosure Package and the Prospectus, said financial statements have been prepared in conformity with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved; and the supporting schedules, if any, included in the Registration Statement, the Pricing Disclosure Package and the Prospectus present fairly in all material respects in accordance with GAAP the information required to be stated therein. No other historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, the Pricing Disclosure Package or the Prospectus by the Securities Act or the Securities Act Regulations. The other financial and statistical information included in the Registration Statement, the Pricing Disclosure Package and the Prospectus present fairly in all material respects the information included therein and have been prepared on a basis consistent with that of the financial statements that are included in the Registration Statement, the Pricing Disclosure Package and the Prospectus and the books and records of the respective entities presented therein. The pro forma financial statements included in the Registration Statement, Pricing Disclosure Package and the Prospectus have been properly compiled and prepared in accordance with the applicable requirements of the Securities Act and the Securities Act Regulations and include all adjustments necessary to present fairly in all material respects in accordance with GAAP the pro forma financial position of the respective entity or entities presented therein at the respective dates indicated and their cash flows and the results of operations for the respective periods specified. All disclosures contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission), if any, comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable. Each of the Registration Statement, the Pricing Disclosure Package and the Prospectus discloses all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company Parties with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (a) the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business, (b) the Company Parties have not declared or paid any dividends or made any distribution of any kind with respect to its capital stock, (c) after giving effect to the Reorganization, there has not been any change in the capital stock of the Company, (d) other than in the ordinary course of business and consistent with the Company’s prior policies, made any grants under any stock compensation plan, and (e) there has not been any material adverse change in the Company’s long-term or short-term debt.

2.8 Authorized Capital; Options, etc. The Company had, at the date or dates indicated in the Registration Statement, the Pricing Disclosure Package and the Prospectus and after giving effect to the Reorganization, the duly authorized, issued and outstanding capitalization as set forth therein. Based on the assumptions stated in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company will have on the Closing Date the adjusted stock capitalization set forth therein. Except as set forth in, or contemplated by, the Registration Statement, the Pricing Disclosure Package and the Prospectus, on the Applicable Time, as of the Applicable Time and on the Closing Date and any Option Closing Date, there will be no stock options, warrants, or other rights to purchase or otherwise acquire any authorized but unissued shares of Common Stock of the Company or any security convertible or exercisable into shares of Common Stock of the Company, or any contracts or commitments to issue or sell shares of Common Stock or any such options, warrants, rights or convertible securities.

2.9 Valid Issuance of Securities, etc.

2.9.1 Outstanding Securities. All issued and outstanding securities of the Company Parties issued prior to the transactions contemplated by this Agreement have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no contractual rights of rescission or put rights with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights, rights of first refusal or rights of participation of any holders of any security of the Company Parties or similar contractual rights granted by the Company Parties, except for such rights as may have been fully satisfied or waived prior to the Effective Date. The authorized shares of Common Stock conform in all material respects to all statements relating thereto contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The offers and sales of the outstanding shares of membership interests of Common Stock, options, warrants and other rights to purchase or exchange such securities for shares of the Common Stock of other Company and membership interests of the LLC, as the case may be, were at all relevant times either registered under the Securities Act and the applicable state securities or “blue sky” laws or, based in part on the representations and warranties of the purchasers of such shares of Common Stock, and or holders of membership interests exempt from such registration requirements.

2.9.2 Securities Sold Pursuant to this Agreement. The Public Securities and Representative’s Securities have been duly authorized for issuance and sale and, when issued and paid for, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Public Securities and Representative’s Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by a Company Party; and all corporate action required to be taken for the authorization, issuance and sale of the Public Securities and Representative’s Securities has been duly and validly taken. The Public Securities and Representative’s Securities conform in all material respects to all statements with respect thereto contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus. All corporate action required to be taken for the authorization, issuance and sale of the Representative’s Warrant has been duly and validly taken; the shares of Common Stock issuable upon exercise of the Representative’s Warrant have been duly authorized and reserved for issuance by all necessary corporate action on the part of the Company and, when paid for and issued in accordance with the Representative’s Warrant and the Representative’s Warrant Agreement, such underlying shares of Common Stock will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; and such shares of Common Stock are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by a Company Party.

2.10 Registration Rights of Third Parties. Except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no holders of any securities of the Company Parties or any options, warrants, rights or other securities exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of Company Party under the Securities Act or to include any such securities in the Registration Statement or any other registration statement to be filed by the Company, except for any such rights so disclosed that have either been fully complied with by the Company or effectively waived by the holders thereof.

2.11 Validity and Binding Effect of Agreements. The execution, delivery and performance of this Agreement, the Plan of Conversion, the Merger Agreement, the Representative’s Warrant and the Representative’s Warrant Agreement have been duly and validly authorized by the Company, and, this Agreement, the Plan of Conversion and Merger Agreement, constitute, and the Representative’s Warrant and the Representative’s Warrant Agreement, when executed and delivered, will constitute, the valid and binding agreements of the Company, in each case, enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

2.12 No Conflicts, etc. The execution, delivery and performance by the Company Parties of this Agreement, the Plan of Conversion, the Merger Agreement, the Representative’s Warrant and the Representative’s Warrant Agreement and all ancillary documents, the consummation by the Company Parties of the transactions herein and therein contemplated and the compliance by the Company Parties with the terms hereof and thereof, as the case may be, do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a material breach of, or conflict with any of the terms and provisions of, or constitute a material default under, or result in the creation, modification, termination or imposition of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (any “Lien”) upon any property or assets of the Company Parties pursuant to the terms of any indenture, mortgage, deed of trust, note, lease, loan agreement or any other agreement or instrument, franchise, license or permit to which the Company is a party or as to which any property of the Company is a party; (ii) result in any violation of the provisions of the Company’s Certificate of Incorporation (as the same have been amended or restated from time to time, the “Charter”), the by-laws of the Company Parties (as the same may be amended or restated from time to time) or (iii) violate any existing applicable law, rule, regulation, ordinance, directive, judgment, writ, order or decree of any Governmental Entity as of the date hereof (including, without limitation, those promulgated by the Food and Drug Administration of the U.S. Department of Health and Human Services (the “FDA”) or by any foreign, state or local Governmental Entity performing functions similar to those performed by the FDA), except in the cases of clauses (i) and (iii) for such breaches, conflicts or violations which could not reasonably be expected to have a Material Adverse Change.

2.13 No Defaults; Violations. The Company is not (i) in violation of its Charter, by-laws, or other organizational documents, (ii) in default under, and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any Lien upon any property or assets of the Company pursuant to any indenture, mortgage, deed of trust, note, lease, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii) in violation of any statute, law, rule, regulation, ordinance, directive, judgment, writ, decree or order of any court or judicial, regulatory or other legal or Governmental Entity, except (in the case of clauses (ii) and (iii) above) for violations or defaults that could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

2.14 Corporate Power; Licenses; Authorizations.

2.14.1 Conduct of Business. The Company has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all Governmental Entities and all third parties, foreign and domestic (collectively, the “Authorizations”), to own, lease and operate its properties and conduct its business as it is now being conducted and as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and each such Authorization is valid and in full force and effect, except in each case as could not reasonably be expected to have a Material Adverse Effect. Neither Company Party has received notice of any investigation or proceedings which, if decided adversely to the Company, could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any such Authorization.

2.14.2 Transactions Contemplated Herein. Each of the Company Parties has or, at the time of execution, had all corporate power and authority to enter into this Agreement the Plan of Conversion, the Merger Agreement, the Representative’s Warrant and the Representative’s Warrant Agreement to which it is a party and to carry out the provisions and conditions hereof, and all Authorizations required in connection therewith have been obtained. No Authorization of, and no filing with, Governmental Entity is required for the valid issuance, sale and delivery of the Public Securities and the consummation of the transactions and agreements contemplated by this Agreement, the Plan of Conversion, the Merger Agreement and the Representative’s Warrant Agreement and as contemplated by the Registration Statement, the Pricing Disclosure Package and the Prospectus, except as may be required under state securities or blue sky laws or the by-laws the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”) in connection with the purchase and distribution of the Public Securities by the Underwriters, each of which has been obtained and is in full force and effect.

2.15 D&O Questionnaires. To the Company’s knowledge, all information contained in the questionnaires (the “Questionnaires”) completed by each of the Company’s directors, officers and principal stockholders immediately prior to the Offering (the “Insiders”) as supplemented by all information concerning the Company’s directors, officers and principal stockholders as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, provided to the Underwriters is true and correct in all material respects and the Company has not become aware of any information which would cause the information disclosed in the Questionnaires to become inaccurate and incorrect in any material respect.

2.16 Litigation; Governmental Proceedings. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company is a party or of which any property, operations or assets of the Company Parties is the subject which, individually or in the aggregate, if determined adversely to the Company, could reasonably be expected to have a Material Adverse Effect, or which might materially and adversely affect the consummation of the transactions contemplated in this Agreement or the performance by the Company of its respective obligations hereunder; to the Company Parties’ knowledge, no such proceeding, litigation or arbitration is threatened or contemplated; and the defense of all such proceedings, litigation and arbitration against or involving the Company Party could not reasonably be expected to have a Material Adverse Effect.

2.17 Good Standing. The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of its jurisdiction of incorporation. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which (individually and in the aggregate) could not reasonably be expected to have a material adverse effect on (i) the business, general affairs, management, condition (financial or otherwise), results of operations, stockholders’ equity, properties or prospects of the Company; or (ii) the ability of the Company Parties to consummate the Offering or any other transaction contemplated by this Agreement or the Registration Statement, the Pricing Disclosure Package and the Prospectus (a “Material Adverse Effect”). The Charter, and by-laws, or other constitutive and organizational documents of the Company comply with the requirements of applicable law and are in full force and effect.

2.18  Insurance. The Company maintains insurance in such amounts and covering such risks as the Company reasonably considers adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries, all of which insurance is in full force and effect, except where the failure to maintain such insurance could not reasonably be expected to have a Material Adverse Effect. There are no material claims by the Company under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. The Company reasonably believes that it will be able to renew its existing insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of the business and the value of its properties at a cost that would not have a Material Adverse Effect.

2.19  Transactions Affecting Disclosure to FINRA.

2.19.1  Finder’s Fees. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no claims, payments, contracts, arrangements, agreements or understandings between a Company Party and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement or, to the Company’s knowledge, any arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, stockholders, partners, employees or affiliates that may affect the Underwriters’ compensation as determined by FINRA.

2.19.2  Payments Within Six (6) Months. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, none of the Company Parties has made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for a Company Party or introducing to a Company Party persons who raised or provided capital to the Company; (ii) any FINRA member; or (iii)  any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the six (6) months prior to the initial filing of the Registration Statement, other than the payment to the Underwriters as provided hereunder in connection with the Offering.

2.19.3  Use of Proceeds. None of the net proceeds of the Offering will be paid by the Company to any participating FINRA member or its affiliates, except as specifically described in the Registration Statement.

2.19.4  FINRA Affiliation. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there is no (i) officer or director of the Company, (ii) beneficial owner of 5% or more of any class of the Company’s securities after giving effect to the Reorganization or (iii) beneficial owner of the Company’s unregistered equity securities which were acquired during the 180-day period immediately preceding the filing of the Registration Statement that is an affiliate or associated person of a FINRA member participating in the Offering (as determined in accordance with the rules and regulations of FINRA). Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company (i) does not have any material lending or other relationship with any bank or lending affiliate of any Underwriter and (ii) does not intend to use any of the proceeds from the sale of the Public Securities to repay any outstanding debt owed to any affiliate of any Underwriter.

2.19.5  Information. All information provided by the Company Parties in the FINRA questionnaire to Representative’s Counsel specifically for use by Representative’s Counsel in connection with its Public Offering System filings (and related disclosure) with FINRA is true, correct and complete in all material respects.

2.20  Foreign Corrupt Practices Act. None of the Company Parties, any director or officer of a Company Party, or, to the knowledge of the Company Parties, any agent, employee, affiliate or other person acting on behalf of the Company, has (i) made any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any domestic governmental official, “foreign official” (as defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”) or employee; (iii) violated or is in violation of any provision of the FCPA or any applicable non-U.S. anti-bribery statute or regulation; (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment; and (v) received notice of any investigation, proceeding or inquiry by any Governmental Entity regarding any of the matters in clauses (i)-(iv) above; and a Company Party and, to the knowledge of the Company Parties, the Company Parties’ affiliates have conducted their respective businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

2.21  Compliance with OFAC. None of the Company Parties, any director or officer of a Company Party, or, to the knowledge of the Company Parties, any agent, employee, affiliate or other person acting on behalf of a Company Party, is currently the subject or target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is a Company Party located, organized or resident in a country or territory that is the subject of Sanctions; and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other person or entity, for the purpose of financing the activities of or business with any person, or in any country or territory, that currently is the subject or target of any U.S. sanctions administered by OFAC or in any other manner that will result in a violation by any person (including any person participating in the transaction whether as underwriter, advisor, investor or otherwise) of Sanctions.

2.22  Money Laundering Laws. The operations of the Company are and the obligations of the Company Parties have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any Governmental Entity or any arbitrator involving a Company Party with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company Parties, threatened.

2.23  Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in either the Registration Statement, Pricing Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

2.24  Officers’ Certificate. Any certificate signed by any duly authorized officer of a Company Party and delivered to you or to Representative’s Counsel shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

2.25  Lock-Up Agreements.  Schedule 3 hereto contains a complete and accurate list of each of the Company’s officers, directors and each owner of 1% of the Company’s outstanding shares of Common Stock (or securities convertible into or exercisable for shares of Common Stock) often giving effect to the Reorganization (collectively, the “Lock-Up Parties”). The Company has caused each of the Lock-Up Parties to deliver to the Representative an executed Lock-Up Agreement, in the form attached hereto as Exhibit B (the “Lock-Up Agreement”), prior to the execution of this Agreement.

2.26  Subsidiaries. The Company has no “subsidiaries” (within the meaning of Rule 405 under the Securities Act). After giving effect to the Reorganization, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any other corporation or have any equity interest in any other corporation, partnership, joint venture, association, trust or other entity.

2.27  Related Party Transactions.

2.27.1 Business Relationships. There are no business relationships or related party transactions involving a Company Party or any other person required to be described in the Pricing Disclosure Package and the Prospectus that have not been described. Without limiting the generality of the immediately preceding sentence, no relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders managers or members of a Company Party on the other hand, that is required to be described in the Pricing Disclosure Package and the Prospectus and that is not so described. Except as described in the Registration Statement, Pricing Disclosure Package and the Prospectus, since inception, none of the Company Parties, has directly or indirectly, extended or maintained credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director, executive officer of the Company Party, or to or for any family member or affiliate of any director, executive officer or Manager of a Company Party.

2.27.2 No Unconsolidated Entities. There are no transactions, arrangements or other relationships between and/or among a Company Party, any of its affiliates (as such term is defined in Rule 405 of the Securities Act) and any unconsolidated entity, including, but not limited to, any structure finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company Parties’ liquidity or the availability of or requirements for its capital resources required to be described in the Pricing Disclosure Package and the Prospectus or a document incorporated by reference therein which have not been described as required.

2.28  Board of Directors. The Board of Directors of the Company is, and on the Closing Date, will be comprised of the persons set forth under the heading of the Pricing Prospectus and the Prospectus captioned “Management.” The qualifications of the persons serving as board members and the overall composition of the board comply with the Exchange Act and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act Regulations”), the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder (the “Sarbanes-Oxley Act”) applicable to the Company and the listing rules of the NASDAQ Stock Market LLC. At least one member of the Audit Committee of the Board of Directors of the Company qualifies, and at the Closing Date, will qualify as an “audit committee financial expert,” as such term is defined under Regulation S-K and the listing rules of the NASDAQ Stock Market LLC. In addition, at least a majority of the persons serving on the Board of Directors qualify as “independent,” as defined under the listing rules of the NASDAQ Stock Market LLC.

2.29  Sarbanes-Oxley Compliance.

2.29.1  Disclosure Controls. Except as set forth in the Registration Statement, Pricing Disclosure Package and the Prospectus, the Company has developed and currently maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act Regulations) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

2.29.2  Compliance. Except as set forth in the Registration Statement, Pricing Disclosure Package and the Prospectus, the Company has taken all necessary actions to ensure that, upon the effectiveness of the Registration Statement, it will be in compliance with all provisions of the Sarbanes-Oxley Act with which the Company is required to comply as of the effectiveness of the Registration Statement, and is taking all steps necessary to ensure that it will at all times be in compliance with other provisions of the Sarbanes-Oxley Act as and when the same become applicable to the Company after the effectiveness of the Registration Statement.

2.30  Accounting Controls. Except as set forth in the Registration Statement, Pricing Disclosure Package and the Prospectus, the Company maintains a system of “internal control over financial reporting” (as defined under Rules 13a-15(f) under the Exchange Act Regulations) that complies with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company is not aware of any material weaknesses in its internal controls. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are known to the Company’s management and that have adversely affected or are reasonably likely to adversely affect the ability of the Company to record, process, summarize and report financial information; and (ii) any fraud known to the Company’s management, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. Since the date of the latest audited financial statements included in the Pricing Disclosure Package, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

2.31  No Investment Company Status. The Company is not and, at all times up to and including consummation of the transactions contemplated by this Agreement, and after giving effect to application of the net proceeds of the Offering as described in the Pricing Disclosure Package and the Prospectus, will not be, required to register as an “investment company” under the Investment Company Act of 1940, as amended, and is not and will not be an entity “controlled” by an “investment company” within the meaning of such act.

2.32  No Labor Disputes. No labor disturbance by the employees of the Company exists or, to the best of the Company’s knowledge, is imminent and the Company is not aware of any existing or imminent labor disturbances by the employees of any of its principal suppliers, manufacturers’ customers or contractors, which, in either case (individually or in the aggregate), could reasonably be expected to have a Material Adverse Effect.

2.33  Intellectual Property Rights.

(i) The Company and each of its Subsidiaries owns or possesses or has valid rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and similar rights (“Intellectual Property Rights”) described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and necessary for the conduct of the business of the Company and its Subsidiaries as currently carried on and as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. To the knowledge of the Company, no action or use by the Company or any of its Subsidiaries necessary for the conduct of its business as currently carried on and as described in the Registration Statement and the Prospectus will involve or give rise to any infringement of, or license or similar fees for, any Intellectual Property Rights of others. Neither the Company nor any of its Subsidiaries has received any notice alleging any such infringement, fee or conflict with asserted Intellectual Property Rights of others. Except as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change (A) to the knowledge of the Company, there is no infringement, misappropriation or violation by third parties of any of the Intellectual Property Rights owned by the Company; (B) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim, that would, individually or in the aggregate, together with any other claims in this Section 2.33, reasonably be expected to result in a Material Adverse Change; (C) the Intellectual Property Rights owned by the Company and, to the knowledge of the Company, the Intellectual Property Rights licensed to the Company have not been adjudged by a court of competent jurisdiction invalid or unenforceable, in whole or in part, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim that would, individually or in the aggregate, together with any other claims in this Section 2.33, reasonably be expected to result in a Material Adverse Change; (D) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes, misappropriates or otherwise violates any Intellectual Property Rights or other proprietary rights of others, the Company has not received any written notice of such claim and the Company is unaware of any other facts which would form a reasonable basis for any such claim that would, individually or in the aggregate, together with any other claims in this Section 2.33, reasonably be expected to result in a Material Adverse Change; and (E) to the Company’s knowledge, no employee of the Company is in or has ever been in violation in any material respect of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company, or actions undertaken by the employee while employed with the Company and could reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change. To the Company’s knowledge, all material technical information developed by and belonging to the Company which has not been patented has been kept confidential. The Company is not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus and are not described therein. The Registration Statement, the Pricing Disclosure Package and the Prospectus contain in all material respects the same description of the matters set forth in the preceding sentence. None of the technology employed by the Company has been obtained or is being used by the Company in violation of any contractual obligation binding on the Company or, to the Company’s knowledge, any of its officers, directors or employees, or otherwise in violation of the rights of any persons.

(ii) All licenses for the use of the Intellectual Property described in the Registration Statement, the Pricing Disclosure Package and the Prospectus are in full force and effect in all material respects and are enforceable by the Company Party which is a party thereto and, to the Company’s knowledge, the other parties thereto, in accordance with their terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. None of such agreements or instruments has been assigned by a Company Party, and none of the Company Parties, nor, to the Company’s knowledge, any other party is in default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder.

2.34  Taxes. Each Company Party has accurately prepared and timely filed all federal, state, foreign and other tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which such Company Party is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return), except where the failure to timely file any such tax return or pay any such tax would not result in a Material Adverse Effect. No deficiency assessment with respect to a proposed adjustment of a Company Parties’ federal, state, local or foreign taxes is pending or, to the best of the Company’s knowledge, threatened. The accruals and reserves on the books and records of the Company Parties’ in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since the date of most recent audited financial statements, none of the Company Parties has incurred any liability for taxes other than in the ordinary course of its business. There is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of a Company Party.

2.35  Compliance with Environmental Laws.  There has been no storage, generation, transportation, handling, use, treatment, disposal, discharge, emission, contamination, release or other activity involving any kind of hazardous, toxic or other wastes, pollutants, contaminants, petroleum products or other hazardous or toxic substances, chemicals or materials (“Hazardous Substances”) by, due to, on behalf of, or caused by a Company Party (or, to the Company’s knowledge, any other entity for whose acts or omissions a Company Party is or may be liable) upon any property now or previously owned, operated, used or leased by the Company, or upon any other property, which would be a violation of or give rise to any liability under any applicable law, rule, regulation, order, judgment, decree or permit, common law provision or other legally binding standard relating to pollution or protection of human health and the environment (“Environmental Law”), except for violations and liabilities which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. There has been no disposal, discharge, emission contamination or other release of any kind at, onto or from any such property or into the environment surrounding any such property of any Hazardous Substances with respect to which the Company has knowledge, except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. None of the Company Parties has agreed to assume, undertake or provide indemnification for any liability of any other person under any Environmental Law, including any obligation for cleanup or remedial action, except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no pending or, to the best of the Company’s knowledge, threatened administrative, regulatory or judicial action, claim or notice of noncompliance or violation, investigation or proceedings relating to any Environmental Law against a Company Party. No property of any Company is subject to any Lien under any Environmental Law. No Company Party is subject to any order, decree, agreement or other individualized legal requirement related to any Environmental Law.

2.36 ERISA Compliance. (i) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) for which a Company Party or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each a “Plan”) has been maintained in compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) with respect to each Plan subject to Title IV of ERISA (A) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, (B) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred or is reasonably expected to occur, (C) the fair market value of the assets under each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan), and (D) neither the Company, the LLC or any member of its Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan,” within the meaning of Section 4001(c)(3) of ERISA); and (iv) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

2.37 Compliance with Laws. Each Company Party: (A) is and at all times has been in compliance with all statutes, rules, or regulations applicable to the ownership, testing, development, manufacture, packaging, processing use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by Company or the LLC (“Applicable Laws”), except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Change; (B) has not received any written notices, statements or other correspondence or notice from the FDA or any foreign, state or local Governmental Entity performing functions similar to the FDA or any other Governmental Entity alleging or asserting noncompliance with any Applicable Laws or any Authorizations; (C) possesses all material Authorizations and such Authorizations are valid and in full force and effect and are not in material violation of any term of any such Authorizations; (D) has not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any governmental Entity or third party alleging that any product operation or activity is in violation of any applicable Laws or Authorizations and has no knowledge that any such governmental authority is considering such action; and (F) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims submissions and supplements or amendments as required by any applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct on the date filed (or were corrected or supplemented by a subsequent submission).

2.38  Smaller Reporting Company.  As of the time of filing of the Registration Statement, the Company was a “smaller reporting company,” as defined in Rule 12b-2 of the Exchange Act Regulations.

2.39  Industry Data.  The statistical, industry related and market-related data included in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus are based on or derived from sources that the Company Parties reasonably and in good faith believes are reliable and accurate or represent the Company Parties’ good faith estimates that are made on the basis of data derived from such sources, and such data agree with the sources from which they are derived.

2.40  Margin Securities. The Company does not own any “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of the Offering will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the shares of Common Stock to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

2.41 Clinical Studies. All preclinical and clinical studies conducted by or on behalf of the Company Parties that are material to an understanding of the Company’s business and an investment in the Company Parties, are or have been adequately described in the Registration Statement, the Pricing Disclosure Package and the Prospectus in all material respects. To the Company’s knowledge, after reasonable inquiry, the clinical and preclinical studies conducted by or on behalf of the Company Parties that are described in the Registration Statement, the Pricing Package and Prospectus or the results of which are referred to in the Registration Statement, the pricing Disclosure Package and the Prospectus were and, if still ongoing, are being conducted in material compliance with all laws and regulations applicable thereto in the jurisdictions in which they are being conducted and with all laws and regulations applicable to preclinical and clinical studies from which data will be submitted to support marketing approval. The descriptions in the Registration Statement, the Pricing Disclosure Package and the Prospectus of the results of such studies are accurate and complete in all material respects and fairly present the data derived from such studies, and Company has no knowledge of any large well-controlled clinical study the aggregate results of which are inconsistent with or otherwise call into question the results of any clinical study conducted by or on behalf of a Company Party that are described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no Company Party has received any written notices or statements from the FDA, the European Medicines Agency (“EMA”) or any other Governmental Entity imposing, requiring, requesting or suggesting a clinical hold, termination, suspension or material modification for or of any clinical or preclinical studies that are described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or the results of which are referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company Parties have not received any written notices or statements from the FDA, the EMA or any other Governmental Entity, and otherwise has no knowledge or reason to believe, that (i) any investigational new drug application for potential product of a Company Party is or has been rejected or determined to be non-approvable or conditionally approvable; and (ii) any license, approval, permit or authorization to conduct any clinical trial of any potential product of a Company Party has been, will be or may be suspended, revoked, modified or limited.

2.42 Integration. No Company Party nor any of their affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the Offering to be integrated with prior offerings by the Company Parties for purposes of the Securities Act that would require the registration of any such securities under the Securities Act.

2.43 Title to Real and Personal Property. The Company owns or leases all such properties as are necessary to the conduct of its business as presently operated and as proposed to be operated as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The Company has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it, in each case free and clear of any and all Liens except such as are described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or such as do not (individually or in the aggregate) materially affect the value of such property or materially interfere with the use made or proposed to be made of such property by the Company; and any real property and buildings held under lease or sublease by the Company are held by them under valid, subsisting and enforceable leases with such exceptions as are not material to, and do not materially interfere with, the use made and proposed to be made of such property and buildings by the Company. No Company Party has received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by a Company Party.

2.44 Confidentiality and Non-Competitions. To the Company’s knowledge, no director, officer, key employee or consultant of a Company Party is subject to any confidentiality, non-disclosure, non-competition agreement or non-solicitation agreement with any employer or prior employer that could materially affect his ability to be and act in his respective capacity of a Company Party or be expected to result in a Material Adverse Change. Each officer, key employee or consultant of the Company has entered into a confidentiality agreement in favor of the Company relating to the protection of the proprietary information and confidential information of the Company.

2.45 Corporate Records. The minute books of the Company and the LLC have been made available to the Underwriters and counsel for the Underwriters, and such books (i) contain minutes of all material meetings and actions of the board of directors (including each board committee) and stockholders of the Company, and (ii) reflect all material transactions referred to in such minutes.

2.46 No Stabilization. Neither the Company, the LLC nor any of its affiliates (within the meaning of Rule 144 under the Securities Act) has taken, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Public Securities or to result in a violation of Regulation M under the Exchange Act.

3. Covenants of the Company. The Company covenants and agrees as follows:

3.1  Amendments to Registration Statement. The Company shall deliver to the Representative, prior to filing, any amendment or supplement to the Registration Statement or Prospectus proposed to be filed after the Effective Date and not file any such amendment or supplement to which the Representative shall reasonably object in writing.

3.2  Federal Securities Laws.

3.2.1  Compliance. The Company, subject to Section 3.2.2, shall comply with the requirements of Rule 430A of the Securities Act Regulations, and will notify the Representative promptly, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective or any amendment or supplement to the Prospectus shall have been filed; (ii) of the receipt of any comments from the Commission; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information; (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of the suspension of the qualification of the Public Securities and Representative’s Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the Securities Act concerning the Registration Statement; and (v) if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the Offering of the Public Securities and Representative’s Securities. The Company shall effect all filings required under Rule 424(b) of the Securities Act Regulations, in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b) (8)), and shall take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company shall use its best efforts to prevent the issuance of any stop order, prevention or suspension and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

3.2.2  Continued Compliance. The Company shall comply with the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations so as to permit the completion of the distribution of the Public Securities as contemplated in this Agreement and in the Registration Statement, the Pricing Disclosure Package and the Prospectus. If at any time when a prospectus relating to the Public Securities is (or, but for the exception afforded by Rule 172 of the Securities Act Regulations (“Rule 172”), would be) required by the Securities Act to be delivered in connection with sales of the Public Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) amend or supplement the Pricing Disclosure Package or the Prospectus in order that the Pricing Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the Pricing Disclosure Package or the Prospectus, as the case may be, in order to comply with the requirements of the Securities Act or the Securities Act Regulations, the Company will promptly (A) give the Representative notice of such event; (B) prepare any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the Pricing Disclosure Package or the Prospectus comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Representative with copies of any such amendment or supplement and (C) file with the Commission any such amendment or supplement; provided that the Company shall not file or use any such amendment or supplement to which the Representative or counsel for the Underwriters shall reasonably object. The Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. The Company has given the Representative notice of any filings made pursuant to the Exchange Act or the Exchange Act Regulations within 48 hours prior to the Applicable Time; the Company will give the Representative notice of its intention to make any such filing from the Applicable Time to the Closing Date and will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall reasonably object.

3.2.3 Exchanged Act Registration. For a period of three (3) years after the date of this Agreement, the Company shall use its reasonable best efforts to maintain the registration of the Common Stock under the Exchange Act, provided that such provision shall not prevent a sale, merger or similar transaction involving the Company. The Company shall not deregister any of the Common Stock under the Exchange Act without the prior written consent of the Representative, which consent shall not be unreasonably withheld, provided that such provision shall not prevent a sale, merger or similar transaction involving the Company.

3.2.4  Free Writing Prospectuses. The Company will not, without the prior consent of the Representative, (i) make any offer relating to the Public Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act, except for any Issuer Free Writing Prospectus set forth in Schedule    2-B hereto and any electronic road show previously approved by the Representative, or (ii) file, refer to, approve, use or authorize the use of any “free writing prospectus” as defined in Rule 405 under the Securities Act with respect to the Offering or the Public Securities. If at any time any event shall have occurred as a result of which any Issuer Free Writing Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus as then amended or supplemented or would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material necessary in order to make the statements therein, in the light of the circumstances existing at the time of delivery to the purchaser, not misleading, or if to comply with the Securities Act or the Securities Act Regulations it shall be necessary at any time to amend or supplement any Issuer Free Writing Prospectus, the Company will notify the Representative promptly and, if requested by the Representative, prepare and furnish without charge to each Underwriter an appropriate amendment or supplement (in form and substance satisfactory to the Representative) that will correct such statement, omission or conflict or effect such compliance. The Company has complied and will comply with the requirements of Rule 433 with respect to each Issuer Free Writing Prospectus including, without limitation, all prospectus delivery, filing, record retention and legending requirements applicable to each such Issuer Free Writing Prospectus.

3.2.5 Testing-the-Waters Communications. If at any time following the distribution of any Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company shall promptly notify the Representative and shall promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission. The Company will promptly notify the Representative of (i) any distribution by the Company of Written Testing-the-Waters Communications and (ii) any request by the Commission for information concerning the Written Testing-the-Waters Communications

3.3  Delivery to the Underwriters of Registration Statements. The Company has delivered or made available or shall deliver or make available to the Representative and counsel for the Representative, without charge, signed copies of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith) and signed copies of all consents and certificates of experts, and will also deliver to the Underwriters, without charge, a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

3.4  Delivery to the Underwriters of Prospectuses. The Company has delivered or made available or will deliver or make available to each Underwriter, without charge, as many copies of each Preliminary Prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to each Underwriter, without charge, during the period when a prospectus relating to the Public Securities is (or, but for the exception afforded by Rule 172 of the Securities Act Regulations, would be) required to be delivered under the Securities Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

3.5 Effectiveness and Events Requiring Notice to the Representative. The Company use its best efforts to cause the Registration Statement to remain effective with a current prospectus for at least same (9) nine months after the Applicable Time, and shall notify the Representative immediately and confirm the notice in writing: (i) of the effectiveness of the Registration Statement and any amendment thereto; (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding for that purpose; (iii) of the issuance by any state securities commission of any proceedings for the suspension of the qualification of the Public Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose; (iv) of the mailing and delivery to the Commission for filing of any amendment or supplement to the Registration Statement or Prospectus; (v) of the receipt of any comments or request for any additional information from the Commission; and (vi) of the happening of any event during the period described in this Section 3.5 that, in the judgment of the Company, makes any statement of a material fact made in the Registration Statement, the Pricing Disclosure Package or the Prospectus untrue or that requires the making of any changes in (a) the Registration Statement in order to make the statements therein not misleading, or (b) in the Pricing Disclosure Package or the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Commission or any state securities commission shall enter a stop order or suspend such qualification at any time, the Company shall make every reasonable effort to obtain promptly the lifting of such order.

3.6 Review of Financial Statements. For a period of five (5) years after the date of this Agreement, the company, at its expense, shall cause its regularly engaged independent registered public accounting firm to review (but not audit) the Company’s financial statements for each of the three (3) fiscal quarters immediately preceding the announcement of any quarterly financial information, provided that such provision shall not prevent a sale, merger or similar transaction involving the Company.

3.7 Listing. The Company shall use its reasonable best efforts to maintain the listing of the Common Stock (including the Public Securities) on the NasdaqCM for at least three (3) years from the date of this Agreement; provided that such provision shall not prevent a sale, merger or similar transaction involving the Company.

3.8 Financial Public Relations Firm. As of the Effective Date, the Company shall have retained a financial public relations firm reasonably acceptable to the Representative and the Company, which shall initially be Crescendo Communications, which firm shall be experienced in assisting issuers in initial public offerings of securities and in their relations with their security holders, and shall retain such firm or another firm reasonably acceptable to the Representative for a period of not less than two (2) years after the Effective Date; provided that such provision shall not prevent a sale, merger or similar transaction involving the Company.

3.9 Reports to the Representative.

3.9.1 Periodic Reports, etc. For a period of three (3) years after the Effective Date, at the Representative’s request, the Company shall furnish to the Representative copies of such financial statements and other periodic and special reports as the Company from time to time furnishes generally to holders of any class of its securities and also promptly furnish to the Representative: (i) a copy of each periodic report the Company shall be required to file with the Commission under the Exchange Act and the Exchange Act Regulations; (ii) a copy of every press release and every news item and article with respect to the Company or its affairs which was released by the Company; (iii) a copy of each Form 8-K prepared and filed by the Company; (iv) five copies of each registration statement filed by the Company under the Securities Act; (v) a copy of each report or other communication furnished to stockholders and (vi) such additional documents and information with respect to the Company and the affairs of any future subsidiaries of the Company as the Representative may from time to time reasonably request; provided the Representative shall sign, if requested by the Company, a Regulation FD compliant confidentiality agreement which is reasonably acceptable to the Representative and Representative’s Counsel in connection with the Representative’s receipt of such information. Documents filed with the Commission pursuant to its EDGAR system or otherwise publicly filed or made available shall be deemed to have been delivered to the Representative pursuant to this Section 3.7.1.

3.9.2 Transfer Agent; Transfer Sheets. For a period of three (3) years after the Effective Date, the Company shall retain a transfer agent and registrar acceptable to the Representative (the “Transfer Agent”) and shall furnish to the Representative at the Company’s sole cost and expense such transfer sheets of the Company’s securities as the Representative may reasonably request, including the daily and monthly consolidated transfer sheets of the Transfer Agent and DTC; provided that such provision shall not prevent a sale, merger or similar transaction involving the Company. VStock Transfer LLC is acceptable to the Representative to act as Transfer Agent for the shares of Common Stock.

3.9.3  Trading Reports. For a period of three (3) years after the date of this Agreement, the Company shall provide to the Representative, at the Company’s expense, such reports published by NasdaqCM relating to price trading of the Public Securities, as the Representative shall reasonably request; provided that such provision shall not prevent a sale, merger or similar transaction involving the Company.

3.10 Payment of Expenses

3.10.1  General Expenses Related to the Offering. The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date, if any, to the extent not paid at the Closing Date, all expenses incident to the performance of the obligations of the Company under this Agreement, including, but not limited to: (a) all filing fees and communication expenses relating to the registration of Public Securities to be issued and sold in the Offering with the Commission; (b) all filing fees associated with the review of the Offering by FINRA; (c) all fees and expenses relating to the listing of such Common Stock on the NasdaqCM; (d) all fees, expenses and disbursements relating to background checks of the Company’s officers and directors in an amount not to exceed $3,000 in the aggregate; (e) all fees, expenses and disbursements relating to the registration or qualification of the Public Securities under the “blue sky” securities laws of such states and other jurisdictions as the Representative may reasonably designate (including, without limitation, all filing and registration fees, and the reasonable fees and disbursements of “blue sky” counsel), it being agreed that such fees and expenses will be limited if the offering is commenced on the NasdaqCM to make a payment of $2,500 to such counsel on the Closing Date; (f) all fees, expenses and disbursements relating to the registration, qualification or exemption of the Public Securities under the securities laws of such foreign jurisdictions as the Representative may reasonably designate; (g) the costs of all mailing and printing of the underwriting documents (including, without limitation, this Agreement, any blue sky surveys and, if appropriate, any agreement among underwriters, selected dealers’ agreement, underwriters’ questionnaire and power of attorney), Registration Statements, Prospectuses and all amendments, supplements and exhibits thereto and as many preliminary and final Prospectuses as the Representative may reasonably deem necessary; (h) the costs and expenses of the public relations firm referred to in Section 3.8 hereof; (i) the costs of preparing, printing and delivering certificates representing the Public Securities; (j) fees and expenses of the Transfer Agent for the shares of Common Stock; (k) stock transfer and/or stamp taxes, if any, payable upon the transfer of securities from the Company to the Underwriters; (l) to the extent approved by the Company in writing, the costs associated with post-Closing advertising of the Offering in the national editions of The Wall Street Journal and The New York Times; (m) the costs associated with bound volumes of the public offering materials as well as commemorative mementos and lucite tombstones in an aggregate amount not to exceed $5,000, each of which the Company or its designee will provide, including to the Representative, within a reasonable time after the Closing in such quantities as the Representative may reasonably request; (n) the fees and expenses of the Company’s accountants; (o) the fees and expenses of the Company’s legal counsel and other agents and representatives; (p) the reasonable and documented fees and expenses of Underwriter’s legal counsel not to exceed $65,000; (q) the $23,000 cost associated with the Underwriters’ use of Ipreo’s book building, prospectus tracking and compliance software for the Offering; and (r) upon successful completion of the Offering, up to $20,000 of the Underwriters’ actual accountable “road show” expenses for the offering. The Representative may deduct from the net proceeds of the Offering payable to the Company on the Closing Date, or the Option Closing Date, if any, the expenses set forth herein to be paid by the Company to the Underwriters, provided, however, that in the event that the Offering is terminated, the Company agrees to reimburse the Underwriters pursuant to Section 8.3 hereof.

3.10.2  Non-accountable Expenses. The Company further agrees that, in addition to the expenses payable pursuant to Section 3.10.1, on the Closing Date it shall pay to the Representative, by deduction from the net proceeds of the Offering contemplated herein, a non-accountable expense allowance equal to one percent (1%) of the gross proceeds received by the Company from the sale of the Firm Shares.

3.11 Application of Net Proceeds. The Company shall apply the net proceeds from the Offering received by it in a manner consistent with the application thereof described under the caption “Use of Proceeds” in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

3.12 Delivery of Earnings Statements to Security Holders. The Company shall make generally available to its security holders as soon as practicable, but not later than the first day of the fifteenth (15th) full calendar month following the Effective Date, an earnings statement (which need not be certified by an independent registered public accounting firm unless required by the Securities Act or the Securities Act Regulations, but which shall satisfy the provisions of Rule 158(a) under Section 11(a) of the Securities Act) covering a period of at least twelve (12) consecutive months beginning after the Effective Date.

3.13 Stabilization. Neither Company Party nor, to their knowledge, any of their employees, directors or stockholders (without the consent of the Representative) has taken or shall take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under Regulation M of the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Public Securities.

3.14 Internal Controls. The Company shall maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.15  Accountants. As of the Effective Date, the Company shall have retained an independent registered public accounting firm, as required by the Securities Act and the Regulations and the PCAOB, reasonably acceptable to the Representative and the Company shall retain a nationally recognized independent public accounting firm for a period of at least three (3) years after the Effective Date. The Representative acknowledges that the Auditor is acceptable to the Representative.

3.16  FINRA. For a period of 90 days from the later of the Closing Date or the Option Closing Date, the Company shall advise the Representative (who shall make an appropriate filing with FINRA) if it is or becomes aware that (i) any officer or director of the Company, (ii) any beneficial owner of 5% or more of any class of the Company’s securities or (iii) any beneficial owner of the Company’s unregistered equity securities which were acquired during the 180 days immediately preceding the filing of the Registration Statement is or becomes an affiliate or associated person of a FINRA member participating in the Offering (as determined in accordance with the rules and regulations of FINRA).

3.17  No Fiduciary Duties. The Company acknowledges and agrees that the Underwriters’ responsibility to the Company s is solely contractual in nature and that none of the Underwriters or their affiliates or any selling agent shall be deemed to be acting in a fiduciary capacity, or otherwise owes any fiduciary duty to the Company or any of their affiliates in connection with the Offering and the other transactions contemplated by this Agreement.

3.18  Company Lock-Up Agreements.

3.18.1 Restrictions on Sales of Capital Stock. The Company, on behalf of itself and any successor entity of the Company, agrees that, without the prior written consent of the Representative, it will not, during the period commencing on the date of this Agreement and ending on the six (6) month anniversary thereof (the “Lock-Up Period”), (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company (other than the Additional Shares and Common Stock issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights) provided that either (a) such shares shall not vest during the Lock-Up Period or (b) the grantee of such shares will execute a Lock-Up Agreement; (ii) file or cause to be filed any registration statement with the Commission relating to the offering of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company other than a registration statement on Form S-4 or S-8; (iii) complete any offering of debt securities of the Company, other than entering into a line of credit with a traditional bank ; or (iv) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of capital stock of the Company, whether any such transaction described in clause (i), (ii) or (iv) above is to be settled by delivery of shares of capital stock of the Company or such other securities, in cash or otherwise.

The restrictions contained in this Section 3.16 shall not apply to (i) the Public Securities to be sold hereunder, (ii) the issuance by the Company of shares of Common Stock upon the exercise of a stock option or warrant or the conversion of a security outstanding on the date hereof, which is disclosed in the Registration Statement, Pricing Disclosure Package and Prospectus and (iii) the issuance by the Company of any security under any equity compensation plan of the Company, (iv) the issuance by the Company of shares of Common Stock in the connection with mergers, acquisitions or joint ventures, and (v) the issuance by the Company of shares of Common Stock to consultants in the Company’s ordinary course of business and not for capital raising transactions.

3.18.2 Restriction on Continuous Offerings. Notwithstanding the restrictions contained in Section 3.18.1, the Company, on behalf of itself and any successor entity, agrees that, without the prior written consent of the Representative, it will not, for a period of 12 months after the date of this Agreement, directly or indirectly in any “at-the-market”, or continuous equity transaction, offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company.

3.19  Release of D&O Lock-up Period. If the Representative, in its sole discretion, agrees to release or waive the restrictions set forth in the Lock-Up Agreements described in Section 2.25 hereof for an officer or director of the Company and provide the Company with notice of the impending release or waiver at least three (3) Business Days before the effective date of the release or waiver, the Company agrees if required by applicable law to announce the impending release or waiver by a press release substantially in the form of Exhibit C hereto through a major news service at least two (2) Business Days before the effective date of the release or waiver.

3.20 Blue Sky Qualifications. The Company shall use its best efforts, in cooperation with the Underwriters, if necessary, to qualify the Public Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representative may designate and to maintain such qualifications in effect so long as required to complete the distribution of the Public Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

3.21 Reporting Requirements. The Company, during the period when a prospectus relating to the Public Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the Securities Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and Exchange Act Regulations. Additionally, the Company shall report the use of proceeds from the issuance of the Public Securities as may be required under Rule 463 under the Securities Act Regulations.

3.22 Emerging Growth Company Status. The Company shall promptly notify the Representative if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of the Public Securities within the meaning of the Securities Act and (ii) fifteen (15) days following the completion of the Lock-Up Period.

3.23 Press Releases. Prior to the Closing Date and any Option Closing Date, the Company shall not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Representative is notified), without the prior written consent of the Representative, which consent shall not be unreasonably withheld, unless in the judgment of the Company and its counsel, and after notification to the Representative, such press release or communication is required by law.

3.24 Sarbanes-Oxley. The Company shall at all times comply with all applicable provisions of the Sarbanes-Oxley Act in effect from time to time and applicable to the Company, provided that such provision shall not prevent a sale, merger or similar transaction involving the Company.

3.25 IRS Forms. If requested by the Representative, the Company shall deliver to each Underwriter (or its agent), prior to or at the Closing Date, a properly completed and executed Internal Revenue Service (“IRS”) Form W-9 or an IRS Form W-8, as appropriate, together with all required attachments to such form.

4. Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Public Securities, as provided herein, shall be subject to (i) the continuing accuracy of the representations and warranties of the Company as of the date hereof and as of each of the Closing Date and the Option Closing Date, if any; (ii) the accuracy of the statements of officers of the Company made pursuant to the provisions hereof; (iii) the performance by the Company of its obligations hereunder; and (iv) the following conditions:

4.1  Regulatory Matters.

4.1.1  Effectiveness of Registration Statement; Rule 430A Information. The Registration Statement shall have become effective not later than 5:30 p.m., Eastern time, on the date of this Agreement or such later date and time as shall be consented to in writing by you, and, at each of the Closing Date and any Option Closing Date, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto shall have been issued under the Securities Act, no order preventing or suspending the use of any Preliminary Prospectus or the Prospectus shall have been issued and no proceedings for any of those purposes shall have been instituted or are pending or, to the Company’s knowledge, contemplated by the Commission. The Company has complied with each request (if any) from the Commission for additional information. A prospectus containing the Rule 430A Information shall have been filed with the Commission in the manner and within the time frame required by Rule 424(b) under the Securities Act Regulations (without reliance on Rule 424(b)(8)) or a post-effective amendment providing such information shall have been filed with, and declared effective by, the Commission in accordance with the requirements of Rule 430A under the Securities Act Regulations.

4.1.2 FINRA Clearance. On or before the Effective Date, the Representative shall have received clearance from FINRA as to the amount of compensation allowable or payable to the Underwriters as described in the Registration Statement.

4.1.3 NasdaqCM Stock Market Clearance. On the Closing Date, the Company’s Common Stock (including the shares of Common Stock underlying the Additional Shares) shall have been approved for listing on the NasdaqCM. On the first Option Closing Date (if any), the Company’s Common Stock (including the Common Stock underlying the Additional Shares) shall have been approved for listing on the NasdaqCM, subject only to official notice of issuance.

4.2  Company Counsel Matters.

4.2.1  Closing Date Opinion of Counsel to the Company. On the Closing Date, the Representative shall have received the favorable opinions of Gracin & Marlow LLP and Virginia, special counsel to the Company, and a written statement providing certain “10b-5” negative assurances, dated the Closing Date and addressed to the Representative, substantially in a form acceptable to the Representative.

4.2.2 Closing Date Opinion of Regulatory Counsel to the Company. On the Closing Date, the Representative shall have received the favorable opinion of [●], regulatory counsel to the Company, and a written statement providing certain “10b-5” negative assurances, dated the Closing Date and addressed to the Representative, substantially in a form acceptable to the Representative.

4.2.3 Closing Date Opinion of Intellectual Property Counsel to the Company. On the Closing Date, the Representative shall have received the favorable opinion of [●], intellectual property counsel to the Company, and a written statement providing certain “10b-5” negative assurances, dated the Closing Date and addressed to the Representative, substantially in a form acceptable to the Representative.

4.2.4 Option Closing Date Opinions of Counsel. On the Option Closing Date, if any, the Representative shall have received the favorable opinions of each counsel listed in Sections 4.2.1, 4.2.2 and 4.2.3, dated the Option Closing Date, addressed to the Representative and in form and substance reasonably satisfactory to the Representative, confirming as of the Option Closing Date, the statements made by such counsels in their respective opinions delivered on the Closing Date.

4.2.5 Reliance. In rendering such opinions, such counsel may rely: (i) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to the Representative) of other counsel reasonably acceptable to the Representative, familiar with the applicable laws; and (ii) as to matters of fact, to the extent they deem proper, on certificates or other written statements of officers of the Company and officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to Representative’s Counsel if requested.

4.3  Comfort Letters.

4.3.1  Cold Comfort Letter. At the time this Agreement is executed you shall have received a cold comfort letter containing statements and information of the type customarily included in accountants’ comfort letters with respect to the financial statements and certain financial information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus, addressed to the Representative and in form and substance satisfactory in all respects to you and to Representative’s Counsel from the Auditor, dated as of the date of this Agreement.

4.3.2 Bring-down Comfort Letter. At each of the Closing Date and the Option Closing Date, if any, the Representative shall have received from the Auditor a letter, dated as of the Closing Date or the Option Closing Date, as applicable, to the effect that the Auditor reaffirms the statements made in the letter furnished pursuant to Section 4.3.1, except that the specified date referred to shall be a date not more than three (3) Business Days prior to the Closing Date or the Option Closing Date, as applicable.

4.4  Officers’ Certificates.

4.4.1 Officers’ Certificate. The Company shall have furnished to the Representative a certificate, dated the Closing Date and any Option Closing Date (if such date is other than the Closing Date), of its Chief Executive Officer and its Chief Financial Officer stating that (i) such officers have carefully examined the Registration Statement, the Pricing Disclosure Package, any Issuer Free Writing Prospectus and the Prospectus and, in their opinion, the Registration Statement and each amendment thereto, as of the Applicable Time and as of the date of this Agreement and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date) did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Pricing Disclosure Package, as of the Applicable Time and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), any Issuer Free Writing Prospectus as of its date and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), the Prospectus and each amendment or supplement thereto, as of the respective date thereof and as of the Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, (ii) since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement, the Pricing Disclosure Package or the Prospectus, (iii) to the best of their knowledge, as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), the representations and warranties of the Company in this Agreement are true and correct in all material respects (except for those representations and warranties qualified as to materiality, which shall be true and correct in all respects and except for those representations and warranties which refer to facts existing at a specific date, which shall be true and correct as of such date) and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date (or any Option Closing Date if such date is other than the Closing Date), and (iv) there has not been, subsequent to the date of the most recent audited financial statements included or incorporated by reference in the Pricing Disclosure Package, any material adverse change in the financial position or results of operations of the Company, or any change or development that, singularly or in the aggregate, would involve a material adverse change, in or affecting the condition (financial or otherwise), results of operations, business, assets or prospects of the Company, except as set forth in the Prospectus.

4.4.2 Secretary’s Certificate. At each of the Closing Date and the Option Closing Date, if any, the Representative shall have received a certificate of the Company signed by the Secretary of the Company, dated the Closing Date or the Option Date, as the case may be, respectively, certifying: (i) that each of the Charter and by-laws is true and complete, has not been modified and is in full force and effect; (ii) that the resolutions of the Company’s Board of Directors relating to the Offering are in full force and effect and have not been modified; (iii) as to the accuracy and completeness of all correspondence between the Company or its counsel and the Commission; and (iv) as to the incumbency of the officers of the Company. The documents referred to in such certificate shall be attached to such certificate.

4.5 No Material Changes. Prior to and on each of the Closing Date and each Option Closing Date, if any: (i) there shall have been no Material Adverse Change and no material change in the capital stock or debt of the Company from the latest dates as of which such information is set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except as set forth in the Registration Statement, Pricing Disclosure and the Prospectus; (ii) no action, suit or proceeding, at law or in equity, shall have been pending or threatened against the Company or any Insider before or by any court or federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may result in a Material Adverse Change, except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus; (iii) no stop order shall have been issued under the Securities Act and no proceedings therefore shall have been initiated or threatened by the Commission; (iv) no action shall have been taken and no law, statute, rule, regulation or order shall have been enacted, adopted or issued by any Governmental Entity which would prevent the issuance or sale of the Public Securities or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company; (v) no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued which would prevent the issuance or sale of the Public Securities or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company; and (vi) the Registration Statement, the Pricing Disclosure Package and the Prospectus and any amendments or supplements thereto shall contain all material statements which are required to be stated therein in accordance with the Securities Act and the Securities Act Regulations and shall conform in all material respects to the requirements of the Securities Act and the Securities Act Regulations, and neither the Registration Statement, the Pricing Disclosure Package, the Prospectus nor any Issuer Free Writing Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

4.6 No Material Misstatement or Omission. The Underwriters shall not have discovered and disclosed to the Company on or prior to the Closing Date and any Option Closing Date that the Registration Statement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Underwriters, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Registration Statement, Pricing Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of such counsel, is material or omits to state any fact which, in the opinion of such counsel, is material and is necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

4.7 Corporate Proceedings. All corporate proceedings and other legal matters incident to the authorization, form and validity of each of this Agreement, the Plan of Conversion, the Merger Agreement, the Representative’s Warrant, the Representative’s Warrant Agreement, the Public Securities, the Registration Statement, the Pricing Disclosure Package, each Issuer Free Writing Prospectus, if any, and the Prospectus and all other legal matters relating to this Agreement, the Plan of Conversion, the Merger Agreement, the Representative’s Warrant, the Representative’s Warrant Agreement and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company Parties shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

4.8 Delivery of Agreements.

4.8.1  Effective Date Deliveries. On or before the Effective Date, the Company shall have delivered to the Representative executed copies of the Lock-Up Agreements from each of the persons listed in Schedule 3 hereto.

4.8.2  Closing Date Deliveries. On the Closing Date, the Company shall have delivered to the Representative an executed copy of the Representative’s Warrant Agreement.

4.9 Completion of Reorganization. The Company shall have been completed the Reorganization on the terms described in the Registration Statement.

4.10  Additional Documents. At the Closing Date and at each Option Closing Date (if any), Representative’s Counsel shall have been furnished with such documents and opinions as they may require for the purpose of enabling Representative’s Counsel to deliver an opinion to the Underwriters, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Public Securities and the Representative’s Securities as herein contemplated shall be satisfactory in form and substance to the Representative and Representative’s Counsel.

5. Indemnification.

5.1 Indemnification of the Underwriters.

5.1.1 General. Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each Underwriter, its affiliates and each of its and their respective directors, officers, members, employees, representatives, partners, shareholders, affiliates, counsel, and agents and each person, if any, who controls any such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively the “Underwriter Indemnified Parties,” and each an “Underwriter Indemnified Party”), against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, whether arising out of any action between any of the Underwriter Indemnified Parties and the Company or between any of the Underwriter Indemnified Parties and any third party, or otherwise) to which they or any of them may become subject under the Securities Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries (a “Claim”), (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement, the Pricing Disclosure Package, any Preliminary Prospectus, the Prospectus, or in any Issuer Free Writing Prospectus or in any Written Testing-the-Waters Communication (as from time to time each may be amended and supplemented); (B) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the Offering, including any “road show” or investor presentations made to investors by the Company (whether in person or electronically); or (C) any application or other document or written communication (in this Section 5, collectively called “application”) executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Public Securities and Representative’s Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, the NasdaqCM or any other national securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in conformity with, the Underwriters’ Information or (ii) otherwise arising in connection with or allegedly in connection with the Offering. The Company also agrees that it will reimburse each Underwriter Indemnified Party for all fees and expenses (including but not limited to any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, whether arising out of any action between any of the Underwriter Indemnified Parties and the Company or between any of the Underwriter Indemnified Parties and any third party, or otherwise) (collectively, the “Expenses”), and further agrees wherever and whenever possible to advance payment of Expenses as they are incurred by an Underwriter Indemnified Party in investigating, preparing, pursuing or defending any Claim.

5.1.2 Procedure. If any action is brought against an Underwriter Indemnified Party in respect of which indemnity may be sought against the Company pursuant to Section 5.1.1, such Underwriter Indemnified Party shall promptly notify the Company in writing of the institution of such action. In the case of parties indemnified pursuant to Sections 5.1.1 or 5.2, counsel to the indemnified parties shall be selected by the Representative and be reasonably satisfactory to the Company, provided that the Company shall be entitled to participate in any action set forth in Sections 5.1.1 and 5.2 and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to the Representative provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the Company to the Representative of its election so to assume the defense thereof and approval by the Representative of counsel, the Company shall not be liable to such indemnified parties under this section for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified parties, in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel (together with local counsel), representing for each indemnified party to such action), or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party and shall be paid as they are incurred. The Company shall not be liable for any settlement of any action effected without its consent (which shall not be unreasonably withheld). In addition, the Company shall not, without the prior written consent of the Underwriters, settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action in respect of which advancement, reimbursement, indemnification or contribution may be sought hereunder (whether or not such Underwriter Indemnified Party is a party thereto) unless such settlement, compromise, consent or termination (i) includes an unconditional release of each Underwriter Indemnified Party, acceptable to such Underwriter Indemnified Party, from all liabilities, expenses and claims arising out of such action for which indemnification or contribution may be sought and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Underwriter Indemnified Party.

5.2 Indemnification of the Company. Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the foregoing indemnity from the Company to the several Underwriters, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package or Prospectus or any amendment or supplement thereto or in any application, in reliance upon, and in strict conformity with, the Underwriters’ Information. In case any action shall be brought against the Company or any other person so indemnified based on any Preliminary Prospectus, the Registration Statement, the Pricing Disclosure Package or Prospectus or any amendment or supplement thereto or any application, and in respect of which indemnity may be sought against any Underwriter, such Underwriter shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the several Underwriters by the provisions of Section 5.1.2. The Company agrees promptly to notify the Representative of the commencement of any litigation or proceedings against the Company or any of its officers, directors or any person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, in connection with the issuance and sale of the Public Securities or in connection with the Registration Statement, the Pricing Disclosure Package, the Prospectus, or any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication.

5.3 Contribution.

5.3.1 Contribution Rights. If the indemnification provided for in this Section 5 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 5.1 or 5.2 in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other, from the Offering of the Public Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other, with respect to such Offering shall be deemed to be in the same proportion as the total net proceeds from the Offering of the Public Securities purchased under this Agreement (before deducting expenses) received by the Company, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the shares of the Common Stock purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 5.3.1 were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 5.3.1 shall be deemed to include, for purposes of this Section 5.3.1, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5.3.1 in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the Offering of the Public Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

5.3.2 Contribution Procedure. Within fifteen (15) days after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (“contributing party”), notify the contributing party of the commencement thereof, but the failure to so notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit or proceeding is brought against any party, and such party notifies a contributing party or its representative of the commencement thereof within the aforesaid 15 days, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified. Any such contributing party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding affected by such party seeking contribution on account of any settlement of any claim, action or proceeding affected by such party seeking contribution without the written consent of such contributing party. The contribution provisions contained in this Section 5.3.2 are intended to supersede, to the extent permitted by law, any right to contribution under the Securities Act, the Exchange Act or otherwise available. Each Underwriter’s obligations to contribute pursuant to this Section 5.3 are several and not joint.

6. Default by an Underwriter.

6.1  Default Not Exceeding 10% of Firm Shares or Additional Shares. If any Underwriter or Underwriters shall default in its or their obligations to purchase the Firm Shares or the Additional Shares, if the Over-allotment Option is exercised hereunder, and if the number of the Firm Shares or Additional Shares with respect to which such default relates does not exceed in the aggregate 10% of the number of Firm Shares or Additional Shares that all Underwriters have agreed to purchase hereunder, then such Firm Shares or Additional Shares to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to their respective commitments hereunder.

6.2  Default Exceeding 10% of Firm Shares or Additional Shares. In the event that the default addressed in Section 6.1 relates to more than 10% of the Firm Shares or Additional Shares, the Representative may in its discretion arrange for it or for another party or parties to purchase such Firm Shares or Additional Shares to which such default relates on the terms contained herein. If, within one (1) Business Day after such default relating to more than 10% of the Firm Shares or Additional Shares, the Representative does not arrange for the purchase of such Firm Shares or Additional Shares, then the Company shall be entitled to a further period of one (1) Business Day within which to procure another party or parties satisfactory to the Representative to purchase said Firm Shares or Additional Shares on such terms. In the event that neither the Representative nor the Company arrange for the purchase of the Firm Shares or Additional Shares to which a default relates as provided in this Section 6, this Agreement will automatically be terminated by the Representative or the Company without liability on the part of the Company (except as provided in Sections 3.10 and 5 hereof) or the several Underwriters (except as provided in Section 5 hereof); provided, however, that if such default occurs with respect to the Additional Shares, this Agreement will not terminate as to the Firm Shares; and provided, further, that nothing herein shall relieve a defaulting Underwriter of its liability, if any, to the other Underwriters and to the Company for damages occasioned by its default hereunder.

6.3  Postponement of Closing Date. In the event that the Firm Shares or Additional Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representative or the Company shall have the right to postpone the Closing Date or Option Closing Date for a reasonable period, but not in any event exceeding five (5) Business Days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Pricing Disclosure Package or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment to the Registration Statement, the Pricing Disclosure Package or the Prospectus that in the opinion of counsel for the Underwriter may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 6 with like effect as if it had originally been a party to this Agreement with respect to such shares of Common Stock.

7. Additional Covenants.

7.1 Board Composition and Board Designations. The Company shall ensure that: (i) the qualifications of the persons serving as members of the Board of Directors and the overall composition of the Board comply with the Sarbanes-Oxley Act, the Exchange Act and the listing rules of the NasdaqCM or any other national securities exchange, as the case may be, in the event the Company seeks to have any of its securities listed on another exchange or quoted on an automated quotation system, and (ii) if applicable, at least one member of the Audit Committee of the Board of Directors qualifies as an “audit committee financial expert,” as such term is defined under Regulation S-K and the listing rules of the NasdaqCM.

7.2  Prohibition on Press Releases and Public Announcements. The Company shall not issue press releases or engage in any other publicity, without the Representative’s prior written consent, for a period ending at 5:00 p.m., Eastern time, on the first (1st) Business Day following the fortieth (40th) day after the Closing Date, other than normal and customary releases issued in the ordinary course of the Company’s business.

7.3  Right of First Refusal. Provided that the Firm Shares are sold in accordance with the terms of this Agreement, the Representative shall have an irrevocable right of first refusal (the “Right of First Refusal”), for a period of twenty-four (24) months after the date the Offering is completed, to act as sole and exclusive investment banker, sole and exclusive book-runner, sole and exclusive financial advisor, sole and exclusive underwriter and/or sole and exclusive placement agent, at the Representative’s sole and exclusive discretion, for each and every future public and private equity and debt offering, including all equity linked financings (each, a “Subject Transaction”), during such twenty-four (24) month period, of the Company, or any successor to or subsidiary of the Company, on terms and conditions customary to the Representative for such Subject Transactions. For the avoidance of any doubt, the Company shall not retain, engage or solicit any additional investment banker, book-runner, financial advisor, underwriter and/or placement agent in a Subject Transaction without the express written consent of the Representative.

The Company shall notify the Representative of its intention to pursue a Subject Transaction, including the material terms thereof, by providing written notice thereof by registered mail or overnight courier service addressed to the Representative.  If the Representative fails to exercise its Right of First Refusal with respect to any Subject Transaction within ten (10) Business Days after the mailing of such written notice, then the Representative shall have no further claim or right with respect to the Subject Transaction. The Representative may elect, in its sole and absolute discretion, not to exercise its Right of First Refusal with respect to any Subject Transaction; provided that any such election by the Representative shall not adversely affect the Representative’s Right of First Refusal with respect to any other Subject Transaction during the twenty-four (24) month period agreed to above.

8. Effectiveness of this Agreement and Termination Thereof.

8.1  Effectiveness of the Agreement. This Agreement shall become effective when the Company Parties and the Representative have executed the same and delivered counterparts of such signatures to the other party.

8.2  Termination. The Representative shall have the right to terminate this Agreement at any time prior to any Closing Date, (i) if any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, general securities markets in the United States; or (ii) if trading on the New York Stock Exchange or the NASDAQ Stock Market LLC shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required by FINRA or by order of the Commission or any other Governmental Entity having jurisdiction; or (iii) if the United States shall have become involved in a new war or an increase in major hostilities; or (iv) if a banking moratorium has been declared by a New York State or federal authority; or (v) if a moratorium on foreign exchange trading has been declared which materially adversely impacts the United States securities markets; or (vi) if the Company shall have sustained a material loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in your opinion, make it inadvisable to proceed with the delivery of the Firm Shares or Additional Shares; or (vii) if the Company is in material breach of any of its representations, warranties or covenants hereunder; or (viii) if the Representative shall have become aware after the date hereof of a material adverse change in the conditions or prospects of the Company, or a material adverse change in general market conditions as in the Representative’s reasonable judgment would make it impracticable to proceed with the offering, sale and/or delivery of the Public Securities or to enforce contracts made by the Underwriters for the sale of the Public Securities.

8.3  Expenses. Notwithstanding anything to the contrary in this Agreement, except in the case of a default by the Underwriters, pursuant to Section 6.2 above, in the event that this Agreement shall not be carried out for any reason whatsoever, within the time specified herein or any extensions thereof pursuant to the terms herein, the Company Parties shall be obligated to pay to the Underwriters their actual and accountable out-of-pocket expenses related to the transactions contemplated herein then due and payable (including the fees and disbursements of Representative’s Counsel) up to $100,000 (inclusive of the $8,000 advance previously paid by the Company to the Representative) for out-of-pocket accountable expenses, and upon demand the Company Parties shall pay the full amount thereof to the Representative on behalf of the Underwriters; provided, however, that such expense cap in no way limits or impairs the indemnification and contribution provisions of this Agreement. Notwithstanding the foregoing, any advance received by the Representative will be reimbursed to the Company to the extent not actually incurred in compliance with FINRA Rule 5110(f)(2)(C).

8.4  Survival of Indemnification. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Section 5 shall remain in full force and effect and shall not be in any way affected by, such election or termination or failure to carry out the terms of this Agreement or any part hereof.

8.5  Representations, Warranties, Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors or any person controlling the Company or (ii) delivery of and payment for the Public Securities.

9. Miscellaneous.

9.1  Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed (registered or certified mail, return receipt requested), personally delivered or sent by facsimile transmission or e-mail and confirmed and shall be deemed given when so delivered, faxed or e-mailed and confirmed or if mailed, two (2) days after such mailing.

If to the Representative:

Joseph Gunnar & Co., LLC

30 Broad Street, 11th Floor

New York, New York 10004

Attn: Mr. Eric Lord, Head of Investment Banking/Underwritings

Fax No.: (212) 440-9614

e-mail: elord@jgunnar.com

with a copy (which shall not constitute notice) to:

Blank Rome LLP

405 Lexington Avenue

New York, New York 10174

Attn: Brad L. Shiffman, Esq.

Fax No.:  (917) 332-3725

e-mail: bshiffman@blankrome.com

If to the Company:

Adial Pharmaceuticals, Inc.

1180 Seminole Trail, Suite 495

Charlottesville, Virginia 22901

Attn: William B. Stilley, Chief Executive Officer

Fax No.: (434) 422-9797

e-mail: wstilley@adialpharma.com

with a copy (which shall not constitute notice), in each case, to:

Gracin & Marlow, LLP

465 Lexington Avenue, 26th Floor

New York, New York 10174

Attention: Leslie Marlow, Esq.

Fax No: (212) 208-4657

e-mail: lmarlow@gracinmarlow.com

9.2 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

9.3 Absence of Fiduciary Relationship. Each Company Party acknowledges and agrees that:

(i) each Underwriter’s responsibility to the Company is solely contractual in nature, each Underwriter has been retained solely to act as an underwriter in connection with the Offering and no fiduciary, advisory or agency relationship between the Company and the Underwriters has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether either the Representative has advised or is advising the Company on other matters;

(ii) the price of the Public Securities set forth in this Agreement was established by the Company following discussions and arm’s-length negotiations with the Representative, and the Company are capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement; and

(iii) it has been advised that the Representative and their respective affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company Parties and that the Underwriters have no obligation to disclose such interests and transactions to the Company Parties by virtue of any fiduciary, advisory or agency relationship.

9.4 Research Analyst Independence. The Company acknowledges that each Underwriter’s research analysts and research departments are required to be independent from its investment banking division and are subject to certain regulations and internal policies, and that such Underwriter’s research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the Offering that differ from the views of their investment banking division. The Company acknowledges that each Underwriter is a full service securities firm and as such from time to time, subject to applicable securities laws, rules and regulations, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the Company; provided, however, that nothing in this Section 9.4 shall relieve the Underwriter of any responsibility or liability it may otherwise bear in connection with activities in violation of applicable securities laws, rules or regulations.

9.5 Amendment. This Agreement may only be amended by a written instrument executed by each of the parties hereto.

9.6 Entire Agreement. This Agreement (together with the other agreements and documents being delivered pursuant to or in connection with this Agreement) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

9.7 Binding Effect. This Agreement shall inure solely to the benefit of and shall be binding upon the Representative, the Underwriters, the Company, and the controlling persons, directors and officers referred to in Section 5.2 hereof, and their respective successors, legal representatives, heirs and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of securities from any of the Underwriters.

9.8 Governing Law; Consent to Jurisdiction; Trial by Jury. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws principles thereof. The Company hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this Agreement shall be brought and enforced in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any such process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 9.1 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor. The Company (on its own behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

9.9 Execution in Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto. Delivery of a signed counterpart of this Agreement by facsimile or email/pdf transmission shall constitute valid and sufficient delivery thereof.

9.10  Waiver, etc. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

[Signature Page Follows]

If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

Very truly yours,

ADIAL PHARMACEUTICALS, INC.

By:
Name:
Title:

Confirmed as of the date first written

above, on behalf of itself and as

Representative of the several Underwriters

named on Schedule 1 hereto:

JOSEPH GUNNAR & CO., LLC

By:
Name:
Title:

SCHEDULE 1

Underwriter	Total Number of Firm Shares to be Purchased	Number of Additional Shares to be Purchased if Over-Allotment Option is Fully Exercised
Joseph Gunnar & Co., LLC

S-1

SCHEDULE 2-A

Pricing Information

Number of Firm Shares:

Number of Additional Shares:

Public Offering Price per Share: $

Underwriting Discount per Share: $          *

Proceeds to Company per Share (before expenses and credit): $

Underwriting non-accountable expense allowance per Share: $

* The Company shall be credited by an amount equal to $[●] at Closing; which shall reduce the aggregate Underwriting Discount.

S-2A

SCHEDULE 2-B

Issuer General Use Free Writing Prospectuses

Free writing prospectus filed with the SEC on September 28, 2017

Free writing prospectus filed with the SEC on [●], 2017

S-2B

SCHEDULE 2-C

Written Testing-the-Waters Communications

[●]

S-2C

SCHEDULE 3

List of Lock-Up Parties

[TO BE PROVIDED]

S-3

EXHIBIT A

Form of Representative’s Warrant Agreement

Reference is made to Exhibit 4.2 to the Registration Statement on Form S-1 (File Number 333- 220368) of the Company, which is incorporated by reference.

Exhibit A

EXHIBIT B

Lock-Up Agreement

Exhibit B

EXHIBIT C

Form of Press Release

Adial Pharmaceuticals, Inc.

[Date]

Adial Pharmaceuticals, Inc. (the “Company”) announced today that Joseph Gunnar & Co., LLC, acting as representative for the underwriters in the Company’s recent public offering of the Company’s common stock, is [waiving] [releasing] a lock-up restriction with respect to _________ shares of the Company’s common stock held by [certain officers, directors or other security holders] [an officer, director or security holder] of the Company.  The [waiver] [release] will take effect on _________, 20___, and the shares may be sold on or after such date.

This press release is not an offer or sale of the securities in the United States or in any other jurisdiction where such offer or sale is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act of 1933, as amended.

Exhibit C